EXHIBIT 99.1
FOR IMMEDIATE RELEASE
HSR Waiting Period Expires in ConocoPhillips’
Acquisition of Burlington Resources
HOUSTON, Feb. 21, 2006 — ConocoPhillips [NYSE:COP] and Burlington Resources [NYSE:BR] today announced the expiration of the waiting period under the Hart-Scott-Rodino (HSR) Antitrust Improvements Act of 1976, applicable to ConocoPhillips’ proposed acquisition of Burlington Resources.
Completion of the transaction is subject to approval by Burlington Resources shareholders and other customary closing conditions, and is expected to occur in the first half of 2006.
ConocoPhillips is an integrated petroleum company with interests around the world. For more information, go to www.conocophillips.com.
Burlington Resources ranks among the world’s largest independent oil and gas companies, and holds one of the industry’s leading positions in North American natural gas reserves and production. Headquartered in Houston, Texas, the company conducts exploration, production and development operations in the U.S., Canada, the United Kingdom, Africa, China and South America. For additional information see the Burlington Resources Web site at www.br-inc.com.
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CONTACTS:

For ConocoPhillips	For Burlington Resources
Investors:	Investors:
Gary Russell	Lee Ahlstrom
212-207-1996	713-624-9548

Media:	Media:
Kristi DesJarlais	James Bartlett
281-293-4595	713-624-9354

Cautionary Statements Relevant to Forward-Looking Information for the Purpose
of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995
Except for the historical and factual information contained herein, the matters set forth in this communication, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ConocoPhillips’ and Burlington Resources’ reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, ConocoPhillips undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Additional Information and Where to Find It
ConocoPhillips will file a Form S-4, Burlington Resources will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4 AND PROXY STATEMENT WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by ConocoPhillips free of charge by contacting ConocoPhillips Shareholder Relations Department at (281) 293-6800, P.O. Box 2197, Houston, Texas, 77079-2197. You may obtain documents filed with the SEC by Burlington Resources free of charge by contacting Burlington Resources Investor Relations Department at (800) 262-3456, 717 Texas Avenue, Suite 2100, Houston, Texas 77002, e-mail: IR@br-inc.com.
ConocoPhillips, Burlington Resources and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Burlington Resources’ stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips’ 2006 Annual Shareholders Meeting. Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in the proxy statement for Burlington Resources’ 2005 Annual Meeting of Stockholders. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.
Investors should read the Form S-4 and proxy statement carefully when they become available before making any voting or investment decisions.

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